UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2015

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza

New York, NY	10020

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Board of Directors (the “Board”) of W. P. Carey Inc. (the “Company”), a Maryland corporation, has resolved to opt out of Section 3-803 of the Maryland General Corporation Law (“MGCL”), which permits directors of the Company to be divided into classes pursuant to Title 3, Subtitle 8 of the MGCL.  The Company does not currently have a classified board.  Any amendment or repeal of this resolution must be approved in the same manner as an amendment to the Articles of Amendment and Restatement of the Company.

On January 27, 2015, the Company filed the Articles Supplementary, attached hereto as Exhibit 3.1, to the charter of the Company with the State Department of Assessments and Taxation of Maryland.

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on January 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: January 28, 2015	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director